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
                                                            U.S. Department of Housing
A.       SETTLEMENT STATEMENT                               and Urban Development                       OMB No. 2502-0265
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B.       TYPE OF LOAN
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1. [_] FHA  2. [_] FmHA        3. [_] Conv. Unins.    6. File Number        7. Loan Number     8. Mortgage Insurance Case Number:
4. [_] VA   5. [_] Conv. Ins.
                                                      CROSS-BANK     11
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C. NOTE: This form is furnished to give you a statement of actual settlement costs. Amounts paid to and by the settlement agent are shown. Items marked "(p.o.c.)" were paid outside the closing; they are shown here for informational purposes and are not included in the totals.
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D.   NAME AND ADDRESS OF BORROWER:  COMMUNITY CAPITAL BANCSHARES, INC., a Georgia corp.

E.   NAME AND ADDRESS OF SELLER:     CROSS FAMILY LIMITED; RUTH CROSS HAYES; AND
     WILMA C. DEPAZ LIVING TRUST AGREEMENT
                                                                             TIN:

F.   NAME AND ADDRESS OF LENDER:

G.   PROPERTY   TRACT 2, PARCEL A, CROSS ESTATE
     LOCATION:  ALBANY, DOUGHERTY COUNTY, GEORGIA

H.   SETTLEMENT AGENT:     WATSON, SPENCE, LOWE AND CHAMBLESS, LLP
                                                                             PHONE  (912) 436-1545
     PLACE OF SETTLEMENT:  320 RESIDENCE AVENUE
                           ALBANY, GEORGIA  31701                            TIN:   580552427

I.   SETTLEMENT DATE:      11/20/98

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J.   SUMMARY OF BORROWER'S TRANSACTION                                 K.    SUMMARY OF SELLER'S TRANSACTION
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100. GROSS AMOUNT DUE FROM BORROWER:                                   400.  GROSS AMOUNT DUE TO SELLER:
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101. Contract sales price                              315,000.00      401.  Contract sales price                    315,000.00
102  Personal property                                                 402   Personal property
103. Settlement charges to borrower (from line 1400)     2,313.44      403.
104.                                                                   404.
105.                                                                   405.
ADJUSTMENTS FOR ITEMS PAID BY SELLER IN ADVANCE:                       ADJUSTMENTS FOR ITEMS PAID BY SELLER IN ADVANCE:
106. City/town taxes          to                                       406.  City/town taxes          to
107. County taxes 11/20/98    to   12/31/98                420.62      407.  County taxes 11/20/98    to   12/31/98      420.62
108. Assessments              to                                       408.  Assessments              to
109.                                                                   409.
110.                                                                   410.
111.                                                                   411.
112.                                                                   412.
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120. GROSS AMOUNT DUE                  --              317,734.06     420.  GROSS AMOUNT                     --      315,420.62
     FROM BORROWER:                                                         DUE TO SELLER:
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200. AMOUNTS PAID BY OR IN BEHALF OF BORROWER                         500.  REDUCTIONS IN AMOUNT DUE TO SELLER
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201. Deposit or earnest money                           10,000.00     501.  Excess deposit (see instructions)
202. Principal amount of new loan(s) 502.                             502.  Settlement charges to seller (line 1400)  25,815.00
203. Existing loan(s) taken subject to 503.                           503.  Existing loan(s) taken subject to
204.                                                                  504.  Payoff of first mortgage loan
205.                                                                  505.  Payoff of second mortgage loan
206.                                                                  506.  GA DEPT. OF REVENUE                        2,636.42
207.                                                                  507.  WILMA C. DEPAZ TRUST                      93,898.78
208.                                                                  508.  RUTH CROSS HAYES                          96,535.21
209.                                                                  509.  CROSS FAMILY 1031 EXC.                    96,535.21
ADJUSTMENTS FOR ITEMS UNPAID BY SELLER:                               ADJUSTMENTS FOR ITEMS UNPAID BY SELLER:
210. City/town taxes       to                                         510.  City/town taxes       to
211. County taxes          to                                         511.  County taxes          to
212. Assessments           to                                         512.  Assessments           to
213.                                                                  513.
214.                                                                  514.
215.                                                                  515.
216.                                                                  516.
217.                                                                  517.
218.                                                                  518.
219.                                                                  519.
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220. TOTAL PAID BY/FOR                 --               10,000.00     520.  TOTAL REDUCTIONS                 --      315,420.62
     BORROWER                                                               IN AMOUNT DUE SELLER:
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300. CASH AT SETTLEMENT FROM/TO BORROWER:                             600.  CASH AT SETTLEMENT TO/FROM SELLER:
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301. Gross Amounts due from borrower (line 120)        317,734.06     601.  Gross amount due to seller (line 420)    315,420.62
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302. Less amounts paid by/for borrower (line 220)      (10,000.00)    602.  Less reductions in amt. Due seller      (315,420.62)
                                                                            (line 520)
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303. CASH  ([X] FROM)   ([_] TO) BORROWER:    --                      603.  CASH ([_] TO) ([_] FROM) SELLER: --
                                                       307,734.06                                                          0.00
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Previous Edition is Obsolete                          Amended 10/87                       HUD-1 (3-86) - RESPA, HB 4305.2

SUBSTITUTE FORM 1099 SELLER STATEMENT: The information contained in Blocks E, G, H, and I and on line 401 (or, if line 401 is asterisked, lines 403 and 404) is important tax information and is being furnished to the Internal Revenue Service. If you are required to file a return, a negligence penalty or other sanction will be imposed on you if this item is required to be reported and the IRS determines that it has not been reported.

SELLER INSTRUCTIONS: If this real estate was your principal residence, file Form 2119, Sale or Exchange of Principal Residence, for any gain, with your income tax return; for other transactions, complete the applicable parts of Form 4797, Form 6252 and/or
Schedule D (Form 1040).

You are required by law to provide [see box H] with your correct taxpayer identification number. If you do not provide [see box H]
with your correct taxpayer identification number, you may be subject to civil or criminal penalties imposed by law, and Under penalties of perjury. I certify that the number shown on this statement is my correct taxpayer identification number.

                                 Signature illegible     Seller's Signature
                                 -----------------------

                      VMP MORTGAGE FORMS - (800) 521-7291
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
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L.     SETTLEMENT CHARGES
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700.   TOTAL SALES/BROKER'S COMMISSION:
                        BASED ON PRICE     $ 315,000.00   @ 8.00%  =  25,200.00     PAID FROM               PAID FROM
                  To                                                                BORROWER'S              SELLER'S
                                                                                     FUNDS AT               FUNDS AT
                                                                                    SETTLEMENT             SETTLEMENT
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      DIVISION OF COMMISSION (LINE 700) AS FOLLOWS:
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701.   $ 12,600                              to REMAX OF ALBANY, INC.
702.   $ 12,600                              to WALDEN & KIRKLAND, INC.
703.   Commission paid at Settlement                                                                         25,200.00
704.   Other agent charges to
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800.   ITEMS PAYABLE IN CONNECTION WITH:
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801.   Loan Origination Fee                  %
802.   Loan Discount                         %
803.   Appraisal Fee                         to
804.   Credit Report                         to
805.   Lender's Inspection Fee
806.   Mortgage Insurance Application Fee to
807.   Assumption Fee
808.
809.
810.
811.
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900.   ITEMS REQUIRED BY LENDER TO BE PAID IN ADVANCE
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901.   Interest from 11/21/98 to 11/20/98          @$                 /day
902.   Mortgage Insurance Premium for                                 months to
903.   Hazard Insurance Premium for                                   years to
904.
905.
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1000.  RESERVES DEPOSITED WITH LENDER
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1001.  Hazard insurance                     months @ $                 per month
1002.  Mortgage Insurance                   months @ $                 per month
1003.  City property taxes                  months @ $                 per month
1004.  County property taxes                months @ $                 per month
1005.  Annual assessments                   months @ $                 per month
1006.                                       months @ $                 per month
1007.                                       months @ $                 per month
1008.                                       months @ $                 per month
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1100.  TITLE CHARGES
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1101.  Settlement or closing fee            to
1102.  Abstract or title search             to
1103.  Title examination                    to
1104.  Title insurance binder               to
1105.  Document preparation                 to
1106.  Notary fees                          to
1107.  Attorney's fees                      to HODGES, ERWIN, HENDRICK & COLEMAN           1,200.00
       (includes above items numbers:                                               )
1108.  Title insurance                      to LAWYERS TITLE                                 770.00
       (includes above items numbers:                                               )
1109.  Lender's coverage                    $
1110.  Owner's coverage                     $315,000.00
1111.  ATTORNEY FEES                        WSLC - CNS                                                          300.00
1112.
1113.
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1200.  GOVERNMENT RECORDING AND TRANSFER CHARGES
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1201.  Recording fees:          Deed $16.00       ; Mortgage $         ; Releases $           16.00
1202.  City/county tax/stamps:  Deed $        ; Mortgage $
1203.  State tax/stamps:        Deed $315.00      ; Mortgage $                                                  315.00
1204.
1205.
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1300.  ADDITIONAL SETTLEMENT CHARGES
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1301.  Survey              to       MARBURY ENGINEERING                                      327.44
1302.  Pest inspection     to
1303.
1304.
1305.
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1400.  TOTAL SETTLEMENT CHARGES (enter on lines 103, Section J and 502, Section K)   --    2,313.44          25,815.00
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I have carefully reviewed the HUD-1 Settlement Statement and to the best of my knowledge and belief, it is a true and accurate statement of all receipts and disbursements made on my account or by the _______. I further certify that I have received a copy of the JUD-I Settlement Statement.

Borrower: /s/ Charles M. Jones, Director /s/ R. E. Lee   Date: 11/21/98  Seller: /s/ Ruth Cross Hayes  Date:  11/20/98
          ----------------------------------------------      ---------          ---------------------      ----------
          COMMUNITY CAPITAL BANSHARES, INC.                                      RUTH CROSS HAYES
                                                                                 CROSS FAMILY LIMITED, Signature illegible

                                                                                       /s/ Wilma C. Depaz, TTEE
                                                                                       /s/ Domingo T. Depaz, TTEE
Borrower:                                                Date:                 Seller:                            Date: 11/20/98
         -----------------------------------------------      ----------------         --------------------------      ---------
                                                                                       WILMA C. DEPAZ, TRUSTEE
                                                                                       DOMINGO T. DEPAZ, TRUSTEE

The HUD-1 Settlement Statement which I have prepared is a true and accurate account of this transaction. I have caused or will cause the funds to be disbursed in accordance with this statement.
                                                                               WATSON, SPENCER, LOWE AND CHAMBLESS, LLP
                                                         Date:  11/21/98       Seller Agent: Signature illegible  Date: 11/20/98
--------------------------------------------------------       --------------               ---------------------      ---------

Warning: It is a crime to knowingly make false statements to the United States on this or any other similar form. Penalties upon conviction can include a fine and imprisonment. For details see: Title 18 U.S. Code Section 1001 and Section 1010.

                      VMP MORTGAGE FORMS - (800) 521-7291